Commitments	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments Disclosure [Text Block]
13.	Commitments:

(a)	Operating leases:

The Company entered into a lease agreement for office and laboratory space for a term of 10 years expiring through March 2014, with an option to extend for three additional two year periods (the Original Lease Agreement). The Company subsequently signed amendments to this agreement for additional office and laboratory space expiring through the same date.

On November 1, 2010, the Company entered into a new lease agreement for a term of 10 years effective March 15, 2011, with customary scheduled rent increases, escalation clauses and renewal options. As a result of the workforce reduction (note 16) during 2012, the Company terminated this lease agreement.

On November 1, 2012, the Company entered into a new lease agreement for a term of 2 years and 2 months expiring through December 2014. Future minimum annual lease payments under the lease are as follows:

2013	$614
2014	208

$822

Rent expense, net of sublease income of $618 (2011 - $728; 2010 - $722), for the year ended December 31, 2012 amounted to $1,504 (2011 - $1,575; 2010 - $1,048).

(b)	Research and development and other agreements:

The Company entered into various research and development and other agreements requiring it to fund future expenditures of approximately $800 (2011 - $591; 2010 - $516) between 2013 and 2015.

Pursuant to the debt settlement agreement with Merck (note 10), the Company is committed to purchase $3 million of vernakalant (IV) finished goods inventory as well as active pharmaceutical ingredients for vernakalant (IV) and vernakalant (oral) in 2013.

(c)	License agreements:

(i)	Pursuant to a license and option agreement, the Company is responsible for milestone payments of up to $3 million based on the successful completion of the first Phase II clinical trial and the U.S. Food and Drug Administration’s (the FDA’s) approval of the first new drug application related to this license and option agreement, and the FDA’s approval for marketing and commercialization of the product in a cardiovascular indication. The Company is also responsible for milestone payments of up to $6 million based on FDA approval for marketing and commercialization of the product in a hyperuricemic (gout) indication of the product and achievement of certain net sales of the product. The Company also has an obligation to pay royalties based on future net sales. The Company is no longer developing this technology. At December 31, 2012, no amounts were payable. Unless otherwise terminated, the license agreement will terminate upon the expiration of the licensor’s obligation to pay royalties under its original license agreement with a third party.

(ii)	On April 30, 2007, the Company signed an exclusive in-licensing agreement granting the Company exclusive worldwide rights for all indications for a clinical-stage drug candidate. Under the terms of the agreement, the Company paid an initial upfront payment of $20 million. Additional payments not to exceed $40 million are contingent upon the achievement of certain pre-defined late-stage clinical milestones. Pursuant to the development and license agreement, the Company was responsible for payment of royalties based on a percentage of revenue if the drug candidate is ultimately commercialized. During the year ended December 31, 2012, the agreement was terminated. As such, the Company no longer has any royalty or milestone payment obligations under this agreement.